INTANGIBLE ASSET - TRADEMARK	3 Months Ended
Mar. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSET - TRADEMARK

NOTE 5 – INTANGIBLE ASSET - TRADEMARK

	March 31, 2017	December 31, 2016

Trademark	$6,300	$-

In February 2017, the Company issued 10,000 restricted common shares valued at $0.63 for the acquisition of a Trademark from an unaffiliated party. As per management assessment, the Trademark has an estimated useful life of 15 years. The intangible asset is not currently in use and therefore no amortization has been taken for the period ending March 31, 2017. The Company will pay royalty of 20% of the net profits generated from the use of the Trademark in the future. The intangible asset is expected to be put into use in April 2017.